SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 9, 2005

Date of report (Date of earliest event reported)

Security Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7921	13-3003070
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

Eight Greenwich Office Park, Third Floor, Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

203-625-0770
(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On June 13, 2005, Security Capital Corporation (the “Company”) announced that, on June 9, 2005, it received a revised offer from Robert J. Bossart, Jonathan R. Wagner, Richard T. Kurth and certain other current and former members of the senior management team of CompManagement, Inc., an indirect subsidiary of the Company, along with their other equity partners (collectively, the “Emerald Group”), to acquire all of the outstanding capital stock of Security Capital at a price of $13.00 per share (the “CMI Revised Offer”). The CMI Revised Offer increases the price from the $10.85 per share offer previously made by the Emerald Group that was announced on October 27, 2004. By its terms, the CMI Revised Offer is subject to, among other things, the satisfactory review by the Emerald Group and its financing sources of the Company’s Form 10-K for the fiscal year ended December 31, 2004 and is open for acceptance until 5:00 p.m., Columbus, Ohio time, on June 20, 2005.

As previously announced on June 7, 2005, the Company’s Board of Directors has determined to pursue a formal sale process for the Company in order to seek the highest price reasonably obtainable for the stockholders of the Company and has retained UBS Securities LLC to conduct such formal sale process. The Revised Offer has therefore been referred to UBS Securities LLC for consideration in connection with the formal sale process. It is expected that the formal sale process will commence promptly after the Company files its annual report on Form 10-K for the fiscal year ended December 31, 2004, which the Company currently believes will be filed by June 17, 2005.

The Company also announced that, in light of the Board’s commitment to the formal sale process, all future offers to acquire the Company will be referred to UBS Securities LLC and will be considered in the context of that sale process. The Company does not intend to make any further announcements regarding the receipt of future offers.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.                                          Financial Statements and Exhibits.

(c)           Exhibits.

99.1                           Press Release of Security Capital Corporation, dated June 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2005
SECURITY CAPITAL CORPORATION

	By:	/s/ William R. Schlueter
Name: William R. Schlueter
Title: Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Security Capital Corporation, dated June 13, 2005.